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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   SEPTEMBER 17, 2003
                                                   ---------------------------


                             ALDERWOODS GROUP, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        000-33277               52-1522627
----------------------------       ---------------------     ------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

311 ELM STREET, SUITE 1000, CINCINNATI, OHIO                       45202
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                      (Zip Code)

Registrants' telephone number, including area code:  (513) 768-7400
                                                     ---------------------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

         Alderwoods Group Inc. ("Alderwoods") has completed and received the proceeds of its previously announced refinancing of $325 million of Alderwoods' and its subsidiaries' existing indebtedness. The new senior secured facilities include a $50 million revolving credit facility and a $275 million Term Loan B facility. Alderwoods has used a portion of the proceeds from the $275 million Term Loan B facility to retire the entire outstanding principal amount of $195 million of its senior secured notes and $80 million of 9-1/2% senior subordinated notes of its subsidiary Rose Hills Company prior to their stated maturity. The notes were redeemed in full as of September 29, 2003.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
             -------------------------------------------
                  None.

         (b) Pro Forma Financial Information.
             -------------------------------
                  None.

         (c) Exhibits.
             --------

              Number               Description
              ------               -----------
              99.1                 Press Release, dated September 17, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALDERWOODS GROUP, INC.



                                  By:       /s/ Ellen Neeman
                                        -------------------------------
                                        Name:    Ellen Neeman
                                        Title:   Senior Vice President,
                                                 Legal and Compliance



Date:  September 29, 2003




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                                  EXHIBIT INDEX



Number                Description
------                -----------
99.1                  Press Release, dated September 17, 2003.








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